Exhibit 10.3



                                CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is made and entered into as of the 16th day of October, 1998 by and among CORNERSTONE REALTY INCOME TRUST, INC., a corporation organized under the laws of the Commonwealth of Virginia, ("Cornerstone") and CRIT-NC, LLC, a limited liability company organized under the laws of the Commonwealth of Virginia ("CRIT-NC" and together with Cornerstone, the "Borrowers") and FIRST UNION NATIONAL BANK, a national banking association (the
Bank).

                              STATEMENT OF PURPOSE

     The Borrowers have requested and the Bank has agreed to extend certain credit facilities to the Borrowers on the terms and conditions of this Credit Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Revolving Credit Loans. Subject to the terms and conditions of this Credit Agreement, Bank agrees to make Loans to the Borrowers on a joint and several basis from time to time from the date hereof through the Termination Date as requested by Cornerstone on behalf of the Borrowers in accordance with the terms of this Credit Agreement.

2. Incorporation by Reference. All of the terms, conditions and provisions of that certain Credit Agreement dated as of October 30, 1997 by and among Cornerstone Realty Income Trust, Inc., each Additional Borrower that may become party thereto, the lenders who are or may become parties to that Agreement and the Bank as agent for such lenders, as said Agreement may be amended, restated, supplemented or otherwise modified from time to time including, without limitation, by that certain Joinder Agreement dated as of December 31, 1997 by and among Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC, the lenders party to said Credit Agreement and Bank as agent (collectively "Original Credit Agreement") are hereby incorporated by reference and govern the credit facility provided hereby except as otherwise set forth below. Capitalized terms not defined in this Credit Agreement shall have the meanings attributed to them in the Original Credit Agreement except as otherwise expressly provided for herein. Notwithstanding the foregoing, the following provisions of the Original Credit Agreement are hereby modified with respect to the facility which is provided by this Credit Agreement (but not with respect to the credit facility being provided under Original Credit Agreement):

     (a) For purposes of this Credit Agreement, the "Maturity Date" means February 28, 1999 and is not subject to any extension.



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     (b) The term "Termination Date" for purposes of this Credit Agreement shall be determined based on using the Maturity Date specified in subparagraph (a) of this Paragraph 2 above and not the Maturity Date as defined in the Original Credit Agreement.

     (c) The term "Aggregate Commitment" for purposes of this Credit Agreement shall be Twenty-Five Million Dollars ($25,000,000) and is not subject to any increase.

     (d) "Loan" for purposes of the Credit Agreement means any revolving loan made to any Borrower pursuant to Paragraph 1 above and all such Loans, collectively, as the context requires.

     (e) The parties acknowledge that Bank does not have L/C Obligations under this Credit Agreement.

     (f) The parties acknowledge that the Original Credit Agreement is an agented multi-lender facility and that the credit facility being provided under this Credit Agreement is being provided solely by Bank in its capacity as lender and that all requirement for voting, consents or waivers among lenders and all provisions relating to Bank's role as Agent under the Original Credit Agreement will not apply to this Agreement and that all decisions, consents, waivers or other actions required to be made or given by the Lenders under the Original Credit Agreement will, for purposes of this Credit Agreement, be made solely by Bank.

     (g) For purposes of this Credit Agreement, the six-month Interest Period with respect to each LIBOR Rate Loan will not be available under this Credit Agreement.

     (h) For purposes of the Credit Agreement, it is acknowledged that there is only one Note which is the Revolving Credit Note being executed by Borrowers of even date herewith to the order of Bank and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part, a copy of which is attached hereto as Exhibit A.

     (i) The parties acknowledge that some or all of the proceeds of the Loan may be contributed by Cornerstone to Cornerstone Partners, L.P., a Virginia limited partnership (the "Partnership"), in which Cornerstone shall serve as sole general partner with an effective economic interest of more than 88%. The parties further acknowledge that the actions required to be taken by Section
8.17 of the Original Credit Agreement with respect to the Partnership will be taken after the date of this Credit Agreement.

3. Reaffirmation. Borrowers hereby reaffirm that all representations and warranties contained in the Original Credit Agreement are true and correct as of the date hereof, and Borrowers hereby further certify and confirm to Bank that no Event of Default under the Original Credit Agreement and that no Default under the Original Credit Agreement is currently in existence.


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     IN WITNESS WHEREOF,  the undersigned hereby causes this Credit Agreement to be executed and delivered as of the date first above written.

                             BORROWERS:

[CORPORATE SEAL]             CORNERSTONE REALTY INCOME TRUST, INC.

                             By:/s/ S.J. Olander
                                --------------------------------------
                             Name: S.J. Olander
                                  ------------------------------------
                             Title: Chief Financial Officer
                                   -----------------------------------

                             CRIT-NC, LLC

[CORPORATE SEAL]             By: Cornerstone Realty Income Trust, Inc., its sole
                                   member/manager

                             By:/s/ S.J. Olander
                                --------------------------------------
                             Name: S.J. Olander
                                  ------------------------------------
                             Title: Chief Financial Officer
                                   -----------------------------------

                             BANK:

                             FIRST UNION NATIONAL BANK

                             By:/s/ John A. Schissel
                                --------------------------------------
                             Name: John A. Schissel
                                  ------------------------------------
                             Title: Director
                                   -----------------------------------